Exhibit 10.12

FIRST AMENDMENT TO

MASTER SERVICES AGREEMENT

This First Amendment (“Amendment”) is made as of November 15, 2021 between the Americrew Inc. formerly known as PhoneBrasil International, Inc. (“AmeriCrew”) and Novation Enterprises, LLC (“Novation”). This Amendment shall be effective as of October 3, 2021 (the “Effective Date”).

WHEREAS, AmeriCrew and Novation are parties to a certain Master Services Agreement dated August 13, 2021 (the “Original Agreement”); and

WHEREAS, AmeriCrew and Novation desire to amend the Original Agreement to modify the term and the statement of work provided under the Original Agreement.

NOW THEREFORE, and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.	Section 3 of the Original Agreement entitled “Term” is hereby amended to extend the term to December 31, 2021.

2.	As of the Effective Date of this Amendment, the Statement of Work attached to the Original Agreement shall be amended and restated and shall be replaced with the Statement of Work that is attached hereto as Exhibit A.

3.	In the event of any inconsistencies between the Original Agreement and this Amendment, the terms of this Amendment shall control. Except as expressly set forth in this Amendment, the terms of the Original Agreement otherwise remain unmodified and in full force and effect. Each reference in the Original Agreement to itself shall be deemed also to refer to this Amendment.

4.	Any capitalized terms used but not defined herein shall have the same meanings as defined in the Original Agreement.

5.	This Amendment may be signed in counterparts and may be delivered by facsimile or other electronic method.

IN WITNESS WHEREOF, AmeriCrew and Novation have caused this amendment to be executed by their authorized officers as of the date first written above.

Novation Enterprises, LLC			Americrew, Inc.

By:	/s/ P. Kelley Dunne		By:	/s/ Brian Weis
	Name:	P. Kelley Dunne		Name:	Brian Weis
	Title:	Chief Executive Officer		Title:	Chief Operating Officer

Exhibit A

Amended and Restated

Statement of Work